UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 26, 2012

SHC ADVANCE SERVICES INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	4885023	27-3819428
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Ellenoff Grossman & Schole LLP 150 East 42nd Street New York New York	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 370-1300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On February 1, 2012, SHC Advance Services Inc. (the “Registrant”) filed a Current Report on Form 8-K (the “Form 8-K”) regarding the dismissal of our accounting firm Albert Wong & Co. (the “Former Accountant”) and the engagement of Rothstein Kass as our new independent public accounting firm effective February 1, 2012. Attached here as Exhibit 16.1 is a letter provided by our Former Accountant on February 19, 2012 addressed to the Securities and Exchange Commission stating it agrees with the statements made by the Registrant in response to the items required by Item 304 of Regulation S-K. This Form 8-K/A hereby amends the Form 8-K to add Exhibit 16.1 to Item 9.01(d) and, except as set forth herein, no other amendments to the Form 8-K are made by this Form 8-K/A.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

16.1 Letter from Albert Wong & Co., received February 19, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 21, 2012

SHC Advance Services Inc.

By:	/s/ David Selengut
Name: David Selengut Title: President

Exhibit Index

16.1. Letter from Albert Wong & Co., received February 19, 2012